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LIGHT REVOLUTION FUND, INC.

Supplement to Statement of Additional Information dated April 25, 2003

Thomas Carroll O'Rourke has been appointed as a disinterested director to the Board of Directors of the Fund effective March 27, 2003.  O'Rourke, age 51, the newly appointed director, is technology information consultant and was president and chief executive officer of Ark Interface, Inc., a software development company, from 1989 through 1999 and a director of NBBJ Architecture, an interactive design company, from 2000 through 2001.  Jeffrey Vroom has resigned from the Board of Directors.  The Fund’s Board of Directors now consists of three members:  Tamsin Taylor, Thomas Carroll O'Rourke and Henry Hewitt, III.  Mr. Hewitt is the sole interested director of the Fund.